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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2002


                            ECHOSTAR DBS CORPORATION
               (Exact name of registrant as specified in charter)


            NEVADA                    333-31929                 84-1328967
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


        5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                                      80120
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           (303) 723-1000


ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         Effective June 1, 2002, our parent company, EchoStar Communications Corporation ("EchoStar"), determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately for EchoStar and all of its consolidated subsidiaries including, but not limited to, EchoStar Broadband Corporation and EchoStar DBS Corporation ("EDBS"). This determination followed EchoStar's decision to seek proposals from independent accountants to audit EchoStar's and EDBS' financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Andersen and to retain KPMG was approved by EchoStar's Board of Directors upon the recommendation of its Audit Committee.

         Andersen's report on EchoStar's and EDBS' 2001 financial statements was issued on February 27, 2002 in conjunction with the filing of EchoStar's and EDBS' Annual Report on Form 10-K for the year ended December 31, 2001.

         During EchoStar's and EDBS' two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 1, 2002, there were no disagreements between EchoStar or EDBS and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.


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None of the reportable events described under Item 304(a)(1)(v) of Regulation
S-K occurred within EchoStar's and EDBS' two most recent fiscal years and the subsequent interim period through June 1, 2002. The audit reports of Andersen on the consolidated financial statements of EchoStar and EDBS as of and for the fiscal years ended December 31, 2001 and 2000 do not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         EchoStar provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 18, 2002, stating its agreement with such statements.

         During EchoStar's and EDBS' two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 1, 2002, EchoStar and EDBS did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ECHOSTAR DBS CORPORATION



Dated: June 18, 2002                     By: /s/ Michael R. McDonnell
                                            ------------------------------------
                                            Michael R. McDonnell,
                                            Senior Vice President Chief
                                            Financial Officer


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                                 EXHIBITS INDEX

Exhibit           Description
-------           -----------
 16.1             Letter of Arthur Andersen LLP regarding change in certifying accountant.